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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 20, 1995, except for Note 12, which is as of December 14, 1995, which appears on page 21 of SEEQ Technology Incorporated's 1995 Annual Report on Form 10-K/A for the year ended September 30, 1995.


/S/  PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP
San Jose, California
August 16, 1996